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                                                                     Exhibit 4.1


                           ursus telecom corporation
                                UTC COMMON STOCK
              INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA
                              SEE REVERSE SIDE FOR
                              CERTAIN DEFINITIONS
                               CUSIP 917287 10 4

     This Certifies that fully-paid and non-assessable shares of THE COMMON STOCK PAR VALUE OF .01 DOLLARS OF Ursus Telecom Corporation (hereinafter the "Corporation") is the registered owner of transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

     This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

Corporate Secretary
President and Chief Executive Officer
Countersigned and Registered:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
Transfer Agent
and Registrar
By
Authorized OFFICER

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urusus telecom corporation

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -    Custodian        (Cust)        (Minor)
                                   under Uniform Gifts to Minors Act
                                               (State)

Additional abbreviations may also be used though not in the above list.

For value Received hereby sell, assign and transfer unto

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PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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 (Please print or typewrite name and address, including zip code, of assignee)

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

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shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________, Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated


                                     Page 2

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Signature(s) Guaranteed:


The signature(s) should be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.


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